UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2008
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)		92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Promotion of Carl W. Hull
     On February 8, 2008, the Board of Directors of Gen-Probe Incorporated (the “Company”) approved the appointment of Carl W. Hull as President and Chief Operating Officer of the Company, effective March 1, 2008. Mr. Hull currently serves as Executive Vice President and Chief Operating Officer of the Company. Henry L. Nordhoff, currently Chairman, President and Chief Executive Officer of the Company, will continue to serve as Chairman and Chief Executive Officer following Mr. Hull’s promotion. A press release issued by the Company announcing Mr. Hull’s promotion is attached hereto as Exhibit 99.1.
     In connection with Mr. Hull’s promotion, the Compensation Committee of the Board of Directors of the Company approved on February 8, 2008 an annual base salary for Mr. Hull of $490,875, effective March 1, 2008. In addition, Mr. Hull’s bonus target will be increased from 50% of base salary to 60% of base salary, commencing in fiscal year 2008.
     Mr. Hull, 50, joined the Company in February 2007. Mr. Hull previously served as Vice President & General Manager of the SDS/Arrays Business Unit of Applied Biosystems, which develops and sells genomic research systems and reagents, from January 2005 to January 2007. Prior to joining Applied Biosystems, Mr. Hull held a number of positions with Applied Imaging Corp., which makes automated imaging and imaging analysis systems, most recently serving as its Chief Executive Officer from January 2001 to December 2004.
     The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.
2007 Bonuses
     On February 8, 2008, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers based on 2007 performance as follows:

Name	Position	Bonus
Henry L. Nordhoff	Chairman, President & Chief Executive Officer	$668,250
Carl W. Hull	Executive Vice President & Chief Operating Officer	$280,500
Daniel L. Kacian, Ph.D., M.D.	Executive Vice President and Chief Scientist	$146,024
R. William Bowen	Senior Vice President, General Counsel & Secretary	$110,887
Diana De Walt	Senior Vice President, Human Resources	$101,372
Herm Rosenman	Senior Vice President — Finance, Chief Financial Officer	$109,134

Item 9.01.	Financial Statements and Exhibits.
(d)	The following exhibits are filed with this Current Report:

99.1	Press release dated February 11, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2008	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description

99.1	Press release dated February 11, 2008.